                                                                   EXHIBIT 10.12

                                                      OMB APPROVED NO. 3245-0201


                       U.S. SMALL BUSINESS ADMINISTRATION
                                      NOTE

                                                              SALT LAKE CITY, UT
                                                              ------------------
                                                               (CITY AND STATE)

                                                      (DATED): NOVEMBER 18, 1997
                                                               -----------------
$370,000

For value received, the undersigned promises to pay to the order of GUARDIAN STATE BANK at its office in the city of SALT LAKE CITY, state of Utah, or at holder's option, at such other place as may be designated from time to time by the holder Three Hundred Seventy Thousand & 00/100 Dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of (initial) 10.500 per cent per annum, payment to be made in installments as follows:

The first monthly installment shall be due on the first day of the month following the month in which the Note is executed and shall be due in an amount equal to the interest accrued from the date of the Note to the date of such installment. The next five (5) monthly installments shall be due in an amount equal to the interest accrued from the due date of the previous installment. Thereafter, monthly installments shall be $3,725.00 (principal and interest) until such installments are adjusted as provided below. The interest rate shall be adjusted on the first day of each January, April, July and October by adding 2.00% to the low prime rate as printed in the Wall Street Journal. Each time the interest rate changes, the monthly installment shall be changed as follows: 1) if the Note is current, the installment amount shall be adjusted to an amount necessary to provide that the outstanding balance of the Note as of the date of the interest rate adjustment, including accrued interest and deferred payments, will be fully paid in equal monthly installments at the new interest rate by the maturity date in effect at the time of the interest rate change, or 2) if any amounts outstanding on the Note are past due, the installment amount shall be adjusted in an amount necessary to provide that all amounts not past due as of the date of the interest rate adjustment, including current accrued interest and deferred payments, will be fully paid in equal monthly installments at the new interest rate by the maturity date in effect at the time of the interest rate change. Lender shall notify Borrower of any changes in the interest rate within thirty days of the effective date thereof. All installments shall be due on the 1st (first) day of each month from the date of the Note until TWENTY (20) years from the date of the Note, at which time the ENTIRE BALANCE of both principal and interest then outstanding shall be due and payable.

Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty
(20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary to this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

If this Note contains a fluctuating interest rate, the notice provision is not a precondition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty.

Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty
(20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then notwithstanding any other provision to the contrary in this Note or any other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due, or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, upon the filing of a petition by or against the undersigned under the provisions of any state insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening any of the following events: (1) Failure to pay any part of the Indebtedness when due, (2) non performance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the Indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefore) without the prior written consent of Holder; (5) the undersigned' failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement, or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after the sale.

Holder is further empowered to collect or cause to be collected or otherwise converted into money all or any part of the Collateral, by ?? or otherwise, and to surrender, compromise, release, renew, extend, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege , and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

The undersigned agree to take all necessary steps to administer, supervise, preserve, and protect the Collateral, and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred to or out of court, and whether incurred before or after this Note shall become due at the maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation, rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to
(a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, removal, extension, exchange or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all powers and rights given by this NOT and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Not and in said application or applications.

This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is construed and (when SBA is the Holder or a party to interest) enforced in accordance with applicable federal law.

LATE CHARGE AGREEMENT. An exhibit, titled "LATE CHARGE AGREEMENT," is attached to this Note and by this reference is made a part of the Note just as if all the provisions, terms and conditions had been fully set forth in this Note.

                                       THE GUARANTEED PORTION OF THE
                                       OUTSTANDING PRINCIPLE BALANCE OF THIS
                                       NOTE HAS BEEN TRANSFERRED TO A
                                       REGISTERED HOLDER FOR VALUE

BORROWER:

FIFTEEN-LINE, INC. dba OGDEN INDOOR SOCCER

By: /s/ Gaylen B. Jorgensen                       /s/
    ------------------------------                ------------------------------
    GAYLEN B. JORGENSEN, PRESIDENT                GUARDIAN STATE BANK EXECUTIVE
                                                  VICE PRESIDENT


                                                                 11/18/97
                                                                 --------
                                                                   DATE


SBA FORM 147 (8-87) PREVIOUS EDITIONS OBSOLETE

Note. -- Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership applicants must execute Note in firm name, together with signature of general partner

                                                      OMB Approval No. 3245-0201
                                                      Expiration Date:  11-30-90

                                                                 SBA LOAN NUMBER
                                                               GP 1645624006 SLC


                       SMALL BUSINESS ADMINISTRATION (SBA)

                                    GUARANTY

         In order to induce GUARDIAN STATE BANK, (hereinafter called "Lender") to make a loan or loans, or renewal or extension thereof, to FIFTEEN-LINE, INC. dba OGDEN INDOOR SOCCER (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated 11/18/97 in the principal amount of $370,000.00, with interest at the rate of (Initial) 10.500 percent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers, and delivers to Lender certain collateral (if any), listed in the schedule at the end hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements, or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

         The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest, or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the Undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

         (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise, or settlement with respect thereto;

         (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

         (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

         (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

         (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (the

                  Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

         The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

         In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

         The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged, or in any way affected, nor shall the Undersigned have any rights against Lender: by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

         The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

         The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agress that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

         The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

THIS GUARANTY IS DATED 11/18/97

GUARANTOR:

x /s/ Gaylen B. Jorgensen
  -----------------------------
  GAYLEN B. JORGENSEN


NOTE.-- Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.


                     (LIST COLLATERAL SECURING THE GUARANTY)

                                  SBA GUARANTY
                                                      OMB Approval No. 3245-0201
                                                      Expiration Date:  11-30-90

                                                                 SBA LOAN NUMBER
                                                               GP 1645624006 SLC

                       SMALL BUSINESS ADMINISTRATION (SBA)

                                    GUARANTY

         In order to induce GUARDIAN STATE BANK, (hereinafter called "Lender") to make a loan or loans, or renewal or extension thereof, to FIFTEEN-LINE, INC. dba OGDEN INDOOR SOCCER (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated 11/18/1997 in the principal amount of $370,000.00, with interest at the rate of (Initial) 10.500 percent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers, and delivers to Lender certain collateral (if any), listed in the schedule at the end hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements, or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

         The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest, or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the Undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

         (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise, or settlement with respect thereto;

         (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

         (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

         (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

         (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and

                                  SBA GUARANTY
                                  (Continued)
Loan No.                                                                  Page 2

--------------------------------------------------------------------------------

                  notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

         The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

         In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid. in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

         The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged, or in any way affected, nor shall the Undersigned have any rights against Lender: by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

         The Undersigned agrees to furnish Lender, or the bolder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

         The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

         The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

                                  SBA GUARANTY
                                  (Continued)
Loan No.                                                                  Page 3

--------------------------------------------------------------------------------


THIS GUARANTY IS DATED 11/18/97

GUARANTOR:


x /s/ Michele L. Jorgensen
  -------------------------
  MICHELE L. JORGENSEN

NOTE.-Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

                    (LIST COLLATERAL SECURING THE GUARANTY)

                     (LIST COLLATERAL SECURING THE GUARANTY)
                                  SBA GUARANTY
                                  (Continued)
Loan No.                                                                  Page 4

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FORM 148 (5-87) REF: SOP 70 50 USE 10-85 EDITION UNTIL EXHAUSTED